UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Qwest Communications International Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

QWEST COMMUNICATIONS INTERNATIONAL INC.

Meeting Information

Meeting Type: Annual

For holders as of: March 15, 2010

Date: May 12, 2010 Time: 9:30 a.m. MDT

Location: Seawell Grand Ballroom

Denver Center for Performing Arts

1050 13th Street

Denver, CO 80204

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Qwest

1801 CALIFORNIA STREET 51ST FLOOR

DENVER, CO 80202

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QUEST COMMUNICATIONS INTERNATIONAL INC.

—Before You Vote—

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER Copy which includes a voteable proxy card or an E-MAIL copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2010 to facilitate timely delivery.

—How To Vote—

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M19957-P90300

Voting Items

The Board of Directors recommends you vote “FOR” each of the director nominees, “FOR” Proposals 2 and 3, and “AGAINST” Proposals 4, 5, 6 and 7.

1. The election of 12 directors to our Board to hold office until the annual meeting of stockholders in 2011 and until their successors are elected and qualified.

Nominees:

1a. Edward A. Mueller

1b. Charles L. Biggs

1c. K. Dane Brooksher

1d. Peter S. Hellman

1e. R. David Hoover

1f. Patrick J. Martin

1g. Caroline Matthews

1h. Wayne W. Murdy

1i. Jan L. Murley

1j. Michael J. Roberts

1k. James A. Unruh

1l. Anthony Welters

2. The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2010.

3. The approval of an amendment to our Employee Stock Purchase Plan, or ESPP.

4. A stockholder proposal requesting that our Board adopt a policy limiting the circumstances under which performance shares granted to executives will vest and become payable.

5. A stockholder proposal urging our Board to adopt a policy that stockholders have the opportunity at each annual meeting to vote on an advisory resolution proposed by management to approve certain compensation of our executives.

6. A stockholder proposal requesting that our Board establish a policy of separating the roles of Chairman and Chief Executive Officer whenever possible.

7. A stockholder proposal requesting that our Board amend our bylaws to allow 10% or greater stockholders to call special meetings of stockholders.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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